INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Schedule of Investments

December 31, 2024 (Unaudited)

	Percentage of	Redemptions	Redemption			Original
Investment Funds (105.26%)	Net Assets	Permitted	Notice Period	Cost	Fair Value	Acquisition Date
Event Driven Credit
Anchorage Capital Partners, L.P., Series K [a,b]	1.15%	Annually [d]	90 Days	$937,981	$1,453,380	3/1/2015
Total Event Driven Credit	1.15%

Quantitative Equities and Futures
Voloridge Fund, LP [a,b]	6.76%	Monthly	30 Days	6,650,000	8,586,647	12/1/2020
Total Quantitative Equities and Futures	6.76%

Global long/short credit and event-driven
King Street Capital, L.P. [a,b]	11.33%	Quarterly [c]	65 Days	10,845,048	14,390,596	10/1/2013
Total Global long/short credit and event-driven	11.33%

Multi-strategy
Atlas Enhanced Fund, L.P. [a,b]	11.48%	Monthly	45 Days	8,346,679	14,569,951	5/1/2014
D.E. Shaw Composite International Fund,
Collective Liquidity Class [a,b]	10.98%	Quarterly	75 Days	4,636,757	13,944,384	10/1/2013
Elliott Associates, L.P., Class B [a,b]	17.62%	Semi-annually [c,d]	60 Days	11,720,580	22,376,957	10/1/2013
Millennium USA LP, Class EE [a,b]	17.57%	Quarterly [c]	90 Days	14,662,611	22,306,975	10/1/2013
Point72 Capital, L.P., Class A-n [a,b]	17.78%	Quarterly [c],d	45 Days	11,612,752	22,573,337	1/1/2019
Schonfeld Strategic Partners Offshore Fund Ltd., Class B [a,b]	10.59%	Quarterly [d]	45 Days	9,862,316	13,446,063	5/1/2020
Total Multi-strategy	86.02%
Total Investment Funds (cost $79,274,724) (105.26%)					133,648,290

Total Investments (cost $79,274,724) (105.26%)					$133,648,290
Liabilities less other assets (-5.26%)					(6,673,796)
Shareholders' Equity - 100.00%					$126,974,494

a Non-income producing.

b Investment Funds are issued in private placement transactions and as such are restricted as to resale.

c The Investment Fund can institute a gate provision on redemptions at the investor level of 25% of the fair value of the investment in the Investment Fund.

d The Investment Fund can institute a gate provision on redemptions at the fund level of 10 - 20% of the fair value of the investment in the Investment Fund.

See accompanying Notes to Schedule of Investments.

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Schedule of Investments

December 31, 2024 (unaudited)

The Infinity Core Alternative Fund (the “Fund”) invests primarily in general or limited partnerships, funds, corporations, trusts or other investment vehicles (collectively, “Investment Funds”) based primarily in the United States. UMB Fund Services, Inc., the Fund’s Administrator, calculates the Fund’s net asset value (“NAV”) as of the close of business on the last day of each month and at such other times as the Board of Trustees of the Fund (the “Board”) may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board (each, a “Determination Date”).

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Investment Manager as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Investment Manager carries out its designated responsibilities as Valuation Designee through its Valuation Committee. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

Fair value as of each month-end or other applicable accounting periods, as applicable, ordinarily will be the value determined as of such date by each Investment Fund in accordance with the Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. As a general matter, the fair value of the Fund’s interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from the Investment Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Valuation Designee believes to be reliable. Generally, the fair value of an Investment Fund is its NAV. In the event that the Investment Fund does not report a month-end NAV to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” are expected to reasonably reflect fair market values of securities when available or fair value as of the Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of the Fund’s assets and the receipt of valuation information from the underlying manager of an Investment Fund.

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Schedule of Investments

December 31, 2024 (unaudited) – (continued)

The Valuation Designee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Underlying Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the NAV of the Investment Fund. Any such decision will be made in good faith by the Valuation Designee, under oversight by the Board.

Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net assets if the judgments of the Valuation Designee (in reliance on the Investment Funds and/or their administrators) regarding appropriate valuations should prove incorrect. In no event does First Trust Portfolios L.P. (the “Distributor”) have any responsibility for any valuations of the Fund’s investments (including the accuracy, reliability or completeness thereof) or for the valuation processes utilized for the Fund, and the Distributor disclaims any and all liability for any direct, incidental, or consequential damages arising out of any inaccuracy or incompleteness in valuations. The Distributor has no duty to calculate the NAV of Fund Shares or to inquire into, or liability for, the accuracy of the NAV per Share (including a Class thereof) as calculated by or for the Fund.

The Fund classifies its assets and liabilities into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities.

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, ability to redeem in the near term, generally within the next calendar quarter for Investment Funds, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the NAV in the “near term”, these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than 90 days.

INFINITY CORE ALTERNATIVE FUND

(a Maryland Statutory Trust)

Notes to Schedule of Investments

December 31, 2024 (unaudited) – (continued)

Investments in investment funds valued at the net asset value as practical expedient are not required under U.S. GAAP to be classified in the fair value hierarchy. Investment Funds with a fair value of $133,648,290 are excluded from the fair value hierarchy as of December 31, 2024.

The Advisers generally categorize the investment strategies of the Investment Funds into investment strategy categories. The investment objective of multi-strategy hedge funds is to deliver consistently positive returns regardless of the directional movement in equity, interest rates or currency markets by engaging in a variety of investment strategies. The investment objective of global long/short credit investing involves investing in instruments around the world related to any level of an issuer’s capital structure. On the long side, this strategy focuses on companies, assets and instruments that are perceived to be trading below their inherent value. On the short side, the strategy involves securities of companies that are believed to have their credit quality deteriorate due to operating or financial challenges, become subject to a leveraging event or have a negative event in the future. Event-driven investing involves the purchase or sale of securities of companies which are undergoing substantial changes. The investment objective of quantitative futures and equities investing seek to exploit trading opportunities in equity and global futures markets while seeking to achieve near zero correlation to markets over the long-term using quantitative analysis and/or systematic-based trading systems.

The Investment Funds compensate their respective Investment Fund managers through management fees currently ranging from 2.0% to 3.0% of average net asset value of the Fund’s investment annually and incentive allocations typically ranging between 20.0% and 35.0% of profits, subject to loss carryforward provisions, as defined in the respective Investment Funds’ agreements.